EXHIBIT 10.51
CONFIDENTIAL TREATMENT
CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT
Supplemental Agreement No. 18
to
Purchase Agreement No. 2191
between
The Boeing Company
and
COPA Holdings, S.A., Inc.
Relating to Boeing Model 737 Aircraft
THIS SUPPLEMENTAL AGREEMENT entered into as of        , 2009 by and between THE BOEING COMPANY, a Delaware corporation with its principal office in Seattle, Washington, (Boeing) and COPA HOLDINGS, S.A., INC. (Customer);
WHEREAS, the parties hereto entered into Purchase Agreement No. 2191 dated November 25, 1998 (the Agreement), as amended and supplemented, relating to Boeing Model 737-7V3 and 737-8V3 aircraft (the Aircraft); and
WHEREAS, Customer and Boeing have come to agreement on the purchase of **Material Redacted**; and
WHEREAS, Customer and Boeing have mutually agreed to amend the Agreement to incorporate the effect of these and certain other changes;
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:
1.1.	Remove and replace, in its entirety the “Table of Contents”, with the “Table of Contents” attached hereto and hereby made a part of the Agreement, to reflect the changes made by this Supplemental Agreement.
1.2.	Table 1-10 entitled “Aircraft Information Table for Model 737-8V3 Aircraft”, attached hereto, is added to the Agreement to reflect the scheduled delivery months for the 737-8V3 **Material Redacted**.
1.3.	Exhibit A-3, Aircraft Configuration for Customer’s 737-8V3 Aircraft is added which represents the changes included in Customer’s Detail Specification number **Material Redacted** dated April 24, 2009.

PA No. 2191	SA No. 18

CONFIDENTIAL TREATMENT
1.4.	Supplemental Agreement BFE1, Buyer Furnished Equipment Variables, paragraph 2 is revised as stated below to add the preliminary on-dock dates for the Incremental Aircraft delivering in 2012. Preliminary on-dock dates for later delivery positions are not available as they are outside the current production schedule. My Boeing Configuration (MBC) can provide on-dock dates as each Incremental Aircraft implements into the Integrated BFE Accountability System (IBAS).
Preliminary On-dock Dates

	**Material Redacted**	**Material Redacted**	**Material Redacted**
Seats	**Material Redacted**	**Material Redacted**	**Material Redacted**
Galleys/Furnishings	**Material Redacted**	**Material Redacted**	**Material Redacted**
Antennas and Mounting Equipment	**Material Redacted**	**Material Redacted**	**Material Redacted**
Avionics Equipment	**Material Redacted**	**Material Redacted**	**Material Redacted**
Cabin Systems Equipment	**Material Redacted**	**Material Redacted**	**Material Redacted**
Miscellaneous/ Emergency Equipment	**Material Redacted**	**Material Redacted**	**Material Redacted**
Textiles/Raw Material	**Material Redacted**	**Material Redacted**	**Material Redacted**
Cargo Systems	**Material Redacted**	**Material Redacted**	**Material Redacted**
Provision Kits	**Material Redacted**	**Material Redacted**	**Material Redacted**
Radomes	**Material Redacted**	**Material Redacted**	**Material Redacted**
1.5.	**Material Redacted**

1.6.	**Material Redacted**
1.7.	Letter Agreement No. 6-1162-RLL-3958 entitled “737-8V3 Option Aircraft” is revised to add Table 1-11 which provides the delivery positions for **Material Redacted** Option Aircraft, a copy of the revised Letter 6-1162-RLL-3985R1 is attached.
1.8.	Letter Agreement 6-1162-6417 entitled “Boeing Offer Related to New Interior” is added to the Agreement.

PA No. 2191	SA No. 18

CONFIDENTIAL TREATMENT
1.9.	**Material Redacted**

1.10.	**Material Redacted**.
The Purchase Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.
Boeing and Customer have each caused this Supplemental Agreement to be duly executed as of the day and year first written above.

THE BOEING COMPANY			COPA HOLDINGS, S.A.

By:			By:

	Its:	Attorney-In-Fact		Its:	Chief Executive Officer

PA No. 2191	SA No. 18

CONFIDENTIAL TREATMENT
TABLE OF CONTENTS

SA
NUMBER
ARTICLES

1.	Quantity, Model and Description	SA 3

2.	Delivery Schedule

3.	Price

4.	Payment	SA 3

5.	Miscellaneous

TABLE

1-1	Aircraft Information Table for Model 737-7V3 Aircraft	SA 4
1-2	Aircraft Information Table for Model 737-8V3 Aircraft	SA 5
1-3	Aircraft Information Table for Model 737-7V3 Aircraft	SA 7
1-4	Aircraft Information Table for Model 737-7V3 Aircraft	SA 13
1-5	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-6	Aircraft Information Table for Model 737-8V3 Aircraft	SA 13
1-7	Aircraft Information Table for Model 737-8V3 Aircraft Option Aircraft	SA 13
1-8	Aircraft Information Table for Model 737-8V3 Aircraft	SA 16
1-9	Aircraft Information Table for Model 737-8V3 Aircraft	SA 17
1-10	Aircraft Information Table for Model 737-8V3 Aircraft	SA 18
1-11	Aircraft Information Table for Model 737-8V3 Option Aircraft	SA 18

EXHIBIT

A-1	Aircraft Configuration for Model 737-7V3 Aircraft	SA 3
A-2	Aircraft Configuration for Model 737-8V3 Aircraft	SA 3
A-3	Aircraft Configuration for Model 737-8V3 Aircraft	SA 18

B.	Aircraft Delivery Requirements and Responsibilities	SA 3

PA No. 2191	SA No. 18

i

CONFIDENTIAL TREATMENT

SA
NUMBER

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment Airframe and Optional Features	SA 10

BFE1.	BFE Variables	SA 18

CS1.	Customer Support Variables	SA 3

EE1.	Engine Escalation/Engine Warranty and Patent Indemnity

SLP1.	Service Life Policy Components

LETTER AGREEMENTS

2191-01	Demonstration Flight Waiver
2191-02	Escalation Sharing
2191-03	Seller Purchased Equipment

RESTRICTED LETTER AGREEMENTS

6-1162-DAN-0123	Performance Guarantees
6-1162-DAN-0124	Special Matters
6-1162-DAN-0155	Airframe Escalation Revision
6-1162-DAN-0156	Year 2000 Ready Software, Hardware and Firmware
6-1162-DAN-0157	Miscellaneous Matters
6-1162-MJB-0017	Special Matters
6-1162-MJB-0030	Special Matters
6-1162-LAJ-874R	Special Matters	SA 5
6-1162-LAJ-874R1	Special Matters	SA 6
6-1162-LAJ-874R2	Special Matters	SA 7
6-1162-LAJ-982	Special Mattera	SA 8
6-1162-LAJ-982R3	Special Matters	SA 11
6-1162-RLL-3852	737-800 Performance Guarantees	SA 9
6-1162-LAJ-982R4	Special Matters	SA 13
6-1162-RLL-3958	737-8V3 Option Aircraft	SA 13
6-1162-RLL-3958R1	737-8V3 Option Aircraft	SA 18
6-1162-LAJ-982R5	Special Matters	SA 16
6-1162-LAJ-982R6	Special Matters	SA 17
6-1162-LAJ-982R7	Special Matters	SA 18
6-1162-RLL-4092	Advance Payment Matters for Aircraft Listed in Table 1-9	SA 17
6-1162-KSW-6417	Boeing Offer Related to New Interior	SA 18
6-1162-KSW-6419	**Material Redacted**	SA 18

PA No. 2191	SA No. 18

ii

CONFIDENTIAL TREATMENT

SUPPLEMENTAL AGREEMENTS	DATED AS OF:
Supplemental Agreement No. 1	June 29, 2001
Supplemental Agreement No. 2	December 21, 2001
Supplemental Agreement No. 3	June 14, 2002
Supplemental Agreement No. 4	December 20, 1002
Supplemental Agreement No. 5	October 31, 2003
Supplemental Agreement No. 6	September 9, 2004
Supplemental Agreement No. 7	December 9, 2004
Supplemental Agreement No. 8	April 15, 2005
Supplemental Agreement No. 9	March 16, 2006
Supplemental Agreement No. 10	May 8, 2006
Supplemental Agreement No. 11	August 30, 2006
Supplemental Agreement No. 12	February 26, 2007
Supplemental Agreement No. 13	April 23, 2007
Supplemental Agreement No. 14	August 31, 2007
Supplemental Agreement No. 15	February 21, 2008
Supplemental Agreement No. 16	June 30, 2008
Supplemental Agreement No. 17	December 15, 2008
Supplemental Agreement No. 18	July 2009

PA No. 2191	SA No. 18

iii

CONFIDENTIAL TREATMENT
Table 1-10A
Aircraft Information Table for Model 737-8V3 Aircraft
Delivery, Description and Advance Payments

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:
Engine Model/Thrust:	CFM56-7B26	26400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08		ECI-MFG/CPI
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		**Material Redacted**
Sub-Total of Airframe and Features:		**Material Redacted**	Airframe Escalation Data:
Engine Price (Per Aircraft):		$0	Base Year Index (ECI):		103.1
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**	Base Year Index (CPI):		208.2
Buyer Furnished Equipment (BFE) Estimate:		$0
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Refundable Deposit/Aircraft at Proposal Accept:		**Material Redacted**

Advance Payment Per
Aircraft (Amts. Due/Mos.
		Escalation			Escalation Estimate	Prior to Delivery):
Delivery	Number of	Factor	Serial		Adv Payment Base	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
Date	Aircraft	(Airframe)	Number	Escalation	Price Per A/P	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
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Total:	**Material Redacted**

PA No. 2191	SA No. 18

i

CONFIDENTIAL TREATMENT
Table 1-10B
Aircraft Information Table for Model 737-8V3 Aircraft
Delivery, Description and Advance Payments

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:
Engine Model/Thrust:	CFM56-7B26	26400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-06		ECI-MFG/CPI
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		**Material Redacted**
Sub-Total of Airframe and Features:		**Material Redacted**	Airframe Escalation Data:
Engine Price (Per Aircraft):			Base Year Index (ECI):		180.3
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**	Base Year Index (CPI):		195.4
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Option Deposit Paid		**Material Redacted**

Advance Payment Per
Aircraft (Amts.
Due/Mos. Prior to
		Escalation			Escalation Estimate	Delivery):		21/18/12/9/
Delivery	Number of	Factor	Serial		Adv Payment Base	At Signing	24 Mos.	6 Mos.	Total
Date	Aircraft	(Airframe)	Number	Escalation	Price Per A/P	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
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Total:	**Material Redacted**

PA No. 2191	SA No. 18

i

CONFIDENTIAL TREATMENT
Table 1-11
Aircraft Information Table for Model 737-8V3 Option Aircraft
Delivery, Description and Advance Payments

Airframe Model/MTOW:	737-800	174200 pounds	Detail Specification:
Engine Model/Thrust:	CFM56-7B26	26400 pounds	Airframe Price Base Year/Escalation Formula:	Jul-08		ECI-MFG/CPI
Airframe Price:		**Material Redacted**	Engine Price Base Year/Escalation Formula:	N/A		N/A
Optional Features:		**Material Redacted**
Sub-Total of Airframe and Features:		**Material Redacted**	Airframe Escalation Data:
Engine Price (Per Aircraft):			Base Year Index (ECI):		103.1
Aircraft Basic Price (Excluding BFE/SPE):		**Material Redacted**	Base Year Index (CPI):		208.2
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:		**Material Redacted**

Non-Refundable Deposit/Aircraft at Def Agreemt:		**Material Redacted**

					Escalation	Advance Payment Per
					Estimate	Aircraft (Amts. Due/Mos.
		Escalation			Adv Payment	Prior to Delivery):		21/18/12/9/6
Delivery	Number of	Factor			Base	At Signing	24 Mos.	Mos.	Total
Date	Aircraft	(Airframe)	Serial Number	Escalation	Price Per A/P	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**	**Material Redacted**
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Total:	**Material Redacted**

PA No. 2191	SA No. 18

i

CONFIDENTIAL TREATMENT
AIRCRAFT CONFIGURATION
between
THE BOEING COMPANY
and
COPA HOLDINGS, S.A., INC.
Exhibit A-3 to Purchase Agreement Number 2191

P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
Exhibit A-3 to
Purchase Agreement No. 2191

AIRCRAFT CONFIGURATION
Dated July 2009
relating to
BOEING MODEL 737-8V3 AIRCRAFT
The Detail Specification is **Material Redacted** dated April 24, 2009. Such Detail Specification incorporates the Options listed below, including the effects on Manufacturer’s Empty Weight (MEW) and Operating Empty Weight (OEW). The Aircraft Basic Price reflects and includes all effects of such Options, except such Aircraft Basic Price does not include the price effects of any Buyer Furnished Equipment or Seller Purchased Equipment.
Customer has accepted the proposal for the New Interior. This revision to the Detail Specification does not include the New Interior changes nor any price change associated with the New Interior. Exhibit A will be revised at a later date to include the changes related to the New Interior.

P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
SUPPLEMENTAL EXHIBITS
BFE Variables

Customer	COP COPA Airlines
Model	737-800
Engine	CFM56-7B26
2008$

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P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
SUPPLEMENTAL EXHIBITS
BFE Variables

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P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
SUPPLEMENTAL EXHIBITS
BFE Variables

Config Item No.	Title	AF Price
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P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
SUPPLEMENTAL EXHIBITS
BFE Variables

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P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
SUPPLEMENTAL EXHIBITS
BFE Variables

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P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
SUPPLEMENTAL EXHIBITS
BFE Variables

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P.A. No. 2191 SA-18	A-3 BOEING PROPRIETARY

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A
6-1162-RLL-3958R1
6-1162-RLL-3958R1
COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

Subject:	Option Aircraft

Reference:	Purchase Agreement No. 2191 (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)
This Letter Agreement amends the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.
Boeing agrees to manufacture and sell to Customer additional Model 737 aircraft as Option Aircraft. The options for Option Aircraft listed in Table 1-7 have been exercised as part of this Supplemental Agreement 18. New option delivery positions are provided in Table 1-11. The delivery months, number of aircraft, Advance Payment Base Price per aircraft and advance payment schedule for these new option positions are listed in Table 1-11 to this Letter Agreement. The Airframe Price shown includes the Engine Price.
1. Aircraft Description and Changes
1.1 Aircraft Description: The Option Aircraft are described by the Detail Specification listed in Table 1-11.
1.2 Changes: The Detail Specification will be revised to include:
(i)	Changes applicable to the basic Model 737 aircraft which are developed by Boeing between the date of the Detail Specification and the signing of the definitive agreement to purchase the Option Aircraft;

(ii)	Changes required to obtain required regulatory certificates; and

(iii)	Changes mutually agreed upon.

1

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A
6-1162-RLL-3958R1
2. Price
2.1 The pricing elements of the Option Aircraft are listed Table 1-11.
2.2 Price Adjustments.
2.2.1 Optional Features. The price for Optional Features selected for the Option Aircraft will be adjusted to Boeing’s current prices as of the date of execution of the definitive agreement for the Option Aircraft.
2.2.2 Escalation Adjustments. The Airframe Price and the price of Optional Features for Option Aircraft will be escalated on the same basis as the Aircraft, and will be adjusted to Boeing’s current escalation provisions as of the date of execution of the definitive agreement for the Option Aircraft.
2.2.3 Base Price Adjustments. The Airframe Price of the Option Aircraft will be adjusted to Boeing’s current price as of the date of execution of the definitive agreement for the Option Aircraft.
3. Payment.
3.1 Customer will pay a deposit to Boeing in the amount shown in Table 1-11 for each Option Aircraft (Deposit), on the date of this Letter Agreement. If Customer exercises an option, the Deposit will be credited against the first advance payment due. If Customer does not exercise an option, Boeing will retain the Deposit for that Option Aircraft.
3.2 Following option exercise, advance payments in the amounts and at the times listed in Table 1-11 will be payable for the Option Aircraft. The remainder of the Aircraft Price for the Option Aircraft will be paid at the time of delivery.
4. Option Exercise.
4.1 Customer may exercise an option by giving written notice to Boeing **Material Redacted**.
4.2 **Material Redacted**
5. Contract Terms.
**Material Redacted**

2

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A
6-1162-RLL-3958R1
Very truly yours,
THE BOEING COMPANY

By:
Its Attorney-In-Fact
ACCEPTED AND AGREED TO this
Date:                     , 2009
COPA HOLDINGS, S.A., INC.

By:

Its

Attachment — Table 1-11

3

CONFIDENTIAL TREATMENT
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-LAJ-982R7
COPA HOLDINGS, S.A.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

Subject:	Special Matters

Reference:	Purchase Agreement No. 2191 (the Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to Model 737 aircraft (the Aircraft)
This Letter Agreement amends and supplements the Purchase Agreement and supersedes and replaces in its entirety Letter Agreement 6-1162-LAJ-982R6. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. In consideration of the Aircraft orders, Boeing provides the following to Customer. For purposes of this Letter Agreement “Incremental Aircraft” are “Aircraft” or “Table 1-10A&B Aircraft”.
1.	**Material Redacted**

2.	**Material Redacted**

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11.	**Material Redacted**

CONFIDENTIAL TREATMENT
6-1162-KSW-6417

12.	**Material Redacted**

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14.	**Material Redacted**

15.	**Material Redacted**

16.	Confidentiality. Customer understands that certain commercial and financial information contained in this Letter Agreement are considered by Boeing as confidential. Customer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except its counsel and/or auditors or as otherwise required by law or legal process.
ACCEPTED AND AGREED TO this

Date: , 2009

THE BOEING COMPANY

By:
Its Attorney-In-Fact

COPA HOLDINGS, S.A.

By:
Its Chief Executive Officer

2

CONFIDENTIAL TREATMENT
6-1162-KSW-6417

ACCEPTED AND AGREED TO this Date: , 2009

BOEING COMMERCIAL AIRPLANE GROUP

By:
Its Attorney-In-Fact

COPA HOLDINGS, S.A.

By:
Its Chief Executive Officer
Attachment — Table 1-11

3

CONFIDENTIAL TREATMENT
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, WA 98124-2207
June 1, 2009
6-1162-KSW-6417
COPA HOLDINGS, S.A.
Business Park, Torre Norte,
Urbanizacion Costa del Este,
Apdo: 0816-06819
Republic of Panama

Subject:	Boeing Proposal relating to the Boeing Sky Interior (Proposal)

Reference:	Purchase Agreement No. 2191 dated November 25, 1998 (Purchase Agreement) between The Boeing Company (Boeing) and COPA HOLDINGS, S.A. (Customer) relating to the sale of Boeing Model 737-800 aircraft
Dear Sir:
Boeing is pleased to offer a new interior of the 737 aircraft to further improve the flying experience for passengers (Boeing Sky Interior). The Boeing Sky Interior includes the following features:
•	Color LED Ceiling Lighting
•	Forward and Aft Cove Lighting
•	New Pivot Bins
•	New Sculpted Sidewalls and Color LED Sidewall Lighting
•	New PSUs with LED Reading Lights
•	Brighter Color and Décor
•	New Window Reveal
•	Touch Screen Attendant Panel
•	Improved Operational Security Features
•	Quieter Cabin
1. Implementation.
Boeing is offering Customer the Boeing Sky Interior for implementation beginning on your March 2011 Model 737-800 aircraft (Aircraft), subject to prior sale, production constraint, or other disposition and acceptance in accordance with paragraph 4 below.

CONFIDENTIAL TREATMENT
6-1162-KSW-6417

2. Boeing Sky Interior Price.
**Material Redacted**
3. Big Bin Existing Interior.
**Material Redacted**
4. Proposal Acceptance.
Customer may accept this proposal by providing its authorized signature in the space provided below and returning a copy to Boeing by no later than July 29, 2009. Upon receipt of this countersigned Proposal by the aforementioned date, Boeing will reserve the Boeing Sky Interior for the Aircraft or advise Customer of an alternate implementation schedule for the Boeing Sky Interior. Upon Customer’s and Boeing’s agreement of the applicable Aircraft the parties shall agree to amend Exhibit A and other affected provisions of the Purchase Agreement (including the Aircraft Basic Price) in the form of a supplemental agreement.
5. Expiration of Offer.
Unless expressly withdrawn, this Proposal will expire on June 9, 2009 if not accepted in accordance with the provisions set forth in paragraph 3 above by such date.
6. Confidential Treatment.
The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. By receiving this Proposal, Customer agrees to limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer evaluate or respond to the Proposal and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

2

CONFIDENTIAL TREATMENT
6-1162-KSW-6417

If you have any questions regarding this Proposal, please feel free to contact me.

Very truly yours,

The Boeing Company

THE BOEING COMPANY
By:
Its Attorney-In-Fact

ACCEPTED AND AGREED TO this
Date: , 2009

COPA HOLDINGS, S.A.

Signature:
Printed Name:
Title:

3

CONFIDENTIAL TREATMENT
Boeing Commercial Airplanes
P.O. Box 3707
Seattle, WA 98124-2207
6-1162-KSW-6419
COPA HOLDINGS, S.A., INC.
Apartado 1572
Avenida Justo Arosemena y Calle 39
Panama 1, Panama

Subject:	**Material Redacted**

Reference:	Purchase Agreement No. 2191, including without limitation all exhibits, attachments and amendments thereto (the Purchase Agreement), between The Boeing Company (Boeing) and COPA HOLDINGS, S.A., INC. (Customer) relating to Model 737-8V3 aircraft (the Aircraft)
**Material Redacted**
Recitals: **Material Redacted**
Agreement:
1. **Material Redacted**
2. **Material Redacted**
3. **Material Redacted**
4. **Material Redacted**
5. **Material Redacted**
6. The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing.

CONFIDENTIAL TREATMENT
COPA HOLDINGS, S.A.
6-1162-KSW-6419

Very truly yours,

THE BOEING COMPANY

By:

Its Attorney-In-Fact

ACCEPTED AND AGREED TO this Date: , 2009

COPA HOLDINGS, S.A.

By:

Its

2